UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
October 30, 2018
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PLURALSIGHT, INC.
(Exact name of registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation or organization)	001-38498 (Commission File Number)	82-3605465 (I.R.S. Employer Identification Number)

182 North Union Avenue Farmington, Utah 84025
(Address of principal executive offices and zip code)
(801) 784-9007
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) On October 30, 2018, the Board of Directors (the “Board”) of Pluralsight, Inc. (the “Company”) appointed Leah Johnson and Bonita Stewart as members of the Board, effective immediately. Ms. Johnson was appointed as a member of the Nominating and Corporate Governance Committee, effective immediately, and Ms. Stewart was appointed as a member of the Compensation Committee, effective immediately. Ms. Johnson will serve in the class of directors whose term expires at the annual meeting of stockholders to be held in 2020, and Ms. Stewart will serve in the class of directors whose term expires at the annual meeting of stockholders to be held in 2021.
At the time of their election to the Board, Mses. Johnson and Stewart each received 10,000 restricted stock units covering the period of Board service through the date of the Company’s 2019 annual meeting of stockholders, which awards will each vest in full on the day of such annual meeting. Starting with the Company’s 2019 annual meeting of stockholders, Mses. Johnson and Stewart will each be eligible to receive additional equity and cash compensation pursuant to the Company’s Outside Director Compensation Policy.
As it does with all directors and executive officers, the Company will enter into an indemnification agreement with each of Ms. Johnson and Ms. Stewart. A copy of the Company’s form of Indemnification Agreement was filed with the Securities and Exchange Committee on May 7, 2018 as Exhibit 10.1 to the Company’s Registration Statement on Form S-1/A (File No. 333-224301).
Prior to the appointment of Ms. Johnson and Ms. Stewart, the Board approved an increase in the size of the Board to eleven members. There are no arrangements or understandings between either Ms. Johnson or Ms. Stewart and any other person pursuant to which Ms. Johnson or Ms. Stewart were elected as directors of the Company. There are no family relationships between either Ms. Johnson or Ms. Stewart and any director or executive officer of the Company, and, other than as described above, no transactions involving Ms. Johnson or Ms. Stewart that would require disclosure under Item 404(a) of Regulation S-K.
A copy of the Company’s press release, dated October 30, 2018, is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release issued by Pluralsight, Inc. on October 30, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pluralsight, Inc.

October 30, 2018	/s/	James Budge
James Budge
Chief Financial Officer